EX-99.3

Exhibit 99.3

Form of Letter of Transmittal

LETTER OF TRANSMITTAL

REGARDING INTERESTS IN THE ENDOWMENT TEI FUND, L.P.

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED MAY 4, 2016

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ON JUNE 2, 2016

AND THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY

ENDOWMENT ADVISERS, L.P., EITHER BY MAIL OR BY FAX, BY MIDNIGHT,

CENTRAL DAYLIGHT TIME, ON JUNE 2, 2016, UNLESS THE OFFER IS EXTENDED.

COMPLETE THE TENDER OFFER FORM AND

CONTACT YOUR FINANCIAL INTERMEDIARY FOR SPECIFIC INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to The Endowment TEI Fund, L.P., a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the limited partnership interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase, dated May 4, 2016 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constituted the “Offer”). THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the limited partnership interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the limited partnership interests in the Fund or portions thereof tendered hereby.

Payment of the purchase price for the limited partnership interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to an account designated by the undersigned or sent to the undersigned at its mailing address as listed in the Fund’s records, unless such investor advises the Fund in writing of a change in its mailing address. The undersigned recognizes that the amount of the Initial Payment will be based on the unaudited estimated net asset value as of June 30, 2016 of the limited partnership interest or portion thereof tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

TENDER OFFER FORM

Tender Date: June 30, 2016

TENDER OFFER EXPIRATION DATE: 12 Midnight CST, June 2, 2016

PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER FOR PROCESSING

PLEASE INFORM THE FINANCIAL INTERMEDIARY WHO SERVICES THIS HOLDING THAT YOU WISH TO SUBMIT A TENDER REQUEST AS THEY MAY HAVE SPECIFIC INSTRUCTIONS THAT NEED TO BE FOLLOWED. ALLOW FOR ADDITIONAL PROCESSING TIME BY YOUR FINANCIAL INTERMEDIARY IF NECESSARY AS THE FORM MUST ULTIMATELY BE RECEIVED BY THE FUND PRIOR TO THE EXPIRATION DATE. IF INSTRUCTED TO SEND DIRECTLY TO THE FUND, PLEASE FAX OR MAIL TO:

Regular Mail	Overnight Mail	Fax
THE ENDOWMENT FUND	THE ENDOWMENT FUND	(816) 860-3140
P.O. BOX 2175	Attn: Salient Operations	FOR ADDITIONAL INFORMATION
Milwaukee, WI 53201	235 W. Galena Street	Phone: (800) 725-9456
Milwaukee, WI 53212

PART 1 – NAME (AS IT APPEARS ON YOUR ENDOWMENT FUND STATEMENT) AND CONTACT INFORMATION

Endowment Fund Feeder Name:

Endowment Fund Account #:

Account Name/Registration:

Address:

City, State, Zip:

Telephone Number:

Email Address:

Financial Intermediary Firm Name:

Financial Intermediary Account #:

Financial Advisor Name:

Financial Advisor Telephone #:

☐ Please check here if you are an employee, officer or director of Salient Partners, L.P. or of one of their respective affiliated entities. (Pre-clearance Form from compliance must be turned in with this document.)

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below (dollar amount is required for partial repurchase).

If a repurchase offer is oversubscribed and not amended to increase the offer, the Fund will repurchase only a pro rata portion of the amount tendered by each Partner. In the event a pro rata repurchase occurs and a full repurchase is selected below, the pro rata portion investors receive will be based on each investors June 30, 2016 Capital Account Balance. In the event a pro rata repurchase occurs and a partial repurchase is selected below, the pro rata portion investors receive will be based on the partial repurchase amount requested. If however, the partial repurchase amount requested is greater than the investor’s June 30, 2016 Capital Account Balance, the pro rata portion investors receive will be based on the investor’s June 30, 2016 Capital Account Balance.

☐	Full Repurchase

☐	One Time Partial Repurchase $_________________

TENDER OFFER FORM (PAGE 2)

THE ENDOWMENT FUND ACCOUNT #:                                                          (Same as on page 1)

PART 3 – PAYMENT

If you invest in the fund through a financial intermediary, that financial intermediary may require alternate payment and/or delivery instructions, notwithstanding your request herein. Please contact your financial intermediary before submitting your tender request.

Please select delivery option 1, 2 or 3 below. Wiring instructions are not required for option 1 and 2. Please complete wiring instructions if option 3 is selected and note that a $20 wire fee will be assessed on the payment.

1. ☐	Wire to Custodian Account on Record (MANDATORY FOR IRA HOLDERS)

2. ☐	Wire to Financial Intermediary Account on Record (Common for Non-IRA Holders)

3. ☐	Wire to Financial Intermediary Account listed (MUST COMPLETE WIRING INSTRUCTIONS BELOW)

Bank Name:

ABA Routing Number:
(Please note: Routing number on personal check is typically NOT the appropriate wire ABA number. Please contact your bank to verify ABA number needed for a wire transfer)

For Credit to:
Name(s) on Bank Account

Bank Account Number:

For Further Credit to:
Name(s) on Investor Account

Account # at Financial Intermediary:

PART 4 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Private Placement Memorandum and all capitalized terms used herein have the meaning as defined in the Fund’s Private Placement Memorandum. This request is irrevocable. The undersigned represents that the undersigned is the beneficial owner of the Interests in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

For Fidelity/NFS investors only, custodian should provide Signature Guarantee here:

LETTER OF TRANSMITTAL

REGARDING INTERESTS IN

THE ENDOWMENT TEI FUND, L.P.

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED MAY 4, 2016

CONTACT YOUR FINANCIAL ADVISOR TO OBTAIN A CUSTOMIZED TENDER OFFER FORM FOR YOUR ACCOUNT. THE CUSTOMIZED TENDER OFFER FORM PROVIDED MUST BE SIGNED AND RETURNED TO YOUR FINANCIAL ADVISOR.

THE TENDER OFFER FORM MUST BE PROCESSED BY YOUR FINANCIAL ADVISOR BY JUNE 2, 2016. THE OFFER WILL EXPIRE AT MIDNIGHT, CENTRAL DAYLIGHT TIME, ON JUNE 2, 2016, UNLESS THE OFFER IS EXTENDED.

Ladies and Gentlemen:

The undersigned hereby tenders to The Endowment TEI Fund, L.P., a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the limited partnership interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase, dated May 4, 2016 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constituted the “Offer”). THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the limited partnership interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the limited partnership interests in the Fund or portions thereof tendered hereby.

Payment of the purchase price for the limited partnership interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to an account designated by the undersigned or sent to the undersigned at its mailing address as listed in the Fund’s records, unless such investor advises the Fund in writing of a change in its mailing address. The undersigned recognizes that the amount of the Initial Payment will be based on the unaudited estimated net asset value as of June 30, 2016 of the limited partnership interest or portion thereof tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

 Tender Offer Request

 Order Form - U.S. Investors

Document #: Client Account: Prod #/UST CAI #: Client Name:

Instructions for Submitting a Request for a Tender Offer for Alternative Investments at Bank of America

After discussing the terms of the tender offer or redemption request with the client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) needs to:

1.	REVIEW CLIENT information

Review all pages of this document for accuracy and completeness.

2.	REVIEW with your CLIENT

Ensure your client understands, verifies and completes all sections of this document.

3.	SIGN and DATE

YOUR CLIENT MUST sign and date the document. (For fiduciary accounts: Instructions for signing requirements are included in the offering kits of each Fund).

4.	SCAN to your desktop, SUBMIT through the Alternative Investments Processing Center

Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Financial Advisor/Portfolio Manager Attestation

Name:
Production # /
Common Associate ID:                                                                  Phone Number:
The undersigned Investment Professional hereby certifies that the client is known to and is a client of the Investment Professional, and has had substantive discussions with the client regarding the client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that any and all of the representations made by the client in the Tender Offer / Redemption Request are true and correct, (ii) based on information obtained from the client concerning the client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the client, and (iii) that the client’s contact information on record with the selling agent and as noted on this Tender Offer / Redemption Request is true and correct.
The Investment Professional confirmed that the client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of units or shares (or other form of interest) issued by each Fund in which the client currently invests.
Investment
Professional Signature:                                                                                               Date:

1 of 3

Document #: Client Account: Prod #/UST CAI #: Client Name:

Client(s)/Account Details

Client’s Name(s):

Account Classification:

Client Account:	Social Security # / Tax ID:

Primary Address for
Fund Registration:

Request Tender / Redemption Details

Fund Name

Effective Date	Cut-off Date	Channel	Tender Type	Units (If Partial)

☐ Full ☐ Partial

Payment - Cash

Cash payment due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the undersigned’s account.

Document #: Client Account: Prod #/UST CAI #: Client Name:	2 of 3

Document #: Client Account: Prod #/UST CAI #: Client Name:

Signature

The Undersigned acknowledges that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal and all capitalized terms used herein have the meaning as defined in the Offer. Except as stated in the Offer, this request is irrevocable. The Undersigned acknowledges the absolute right of the Fund to reject any and all tenders determined by Fund, in its sole discretion, not to be in the appropriate form. The Undersigned represents that the Undersigned is the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

The Subscriber hereby represents, warrants and certifies as follows (a) under penalties of perjury, by signature below, the Subscriber certifies that the Social Security/Taxpayer ID Number set forth in these Signature Pages is the true, correct and complete Social Security/Taxpayer ID Number of the Subscriber, and the Subscriber is a “United States person” (as defined in Section 7701(a)(30) of the Code) including a U.S. resident alien, (b) under penalties of perjury, by signature below, the Subscriber certifies that the Subscriber is not subject to backup withholding because (i) the Subscriber is exempt from backup withholding, (ii) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding, (c) under penalties of perjury, by signature below, if an exemption from FATCA reporting code was requested on this document then the Subscriber certifies that the FATCA code(s) entered on this document, if any, indicating that the Subscriber is exempt from FATCA reporting is correct, and (d) the Subscriber agrees to notify their Investment Professional within 30 days of any change in the information set forth above.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature 1: Required

Signature:	Date:

Signer’s Name: Title:
(please print)

Signature 2:

Signature:	Date:

Signer’s Name: Title:
(please print)

Document #: Client Account: Prod #/UST CAI #: Client Name:	3 of 3